UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[X] Definitive Additional Materials

[  ] Soliciting Material Pursuant to § 240.14a-12

CHYRONHEGO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                           April 3, 2014

Dear Shareholders:

2013 was a year of positive change, accomplishment and a major milestone - the successful merger between Chyron and Hego. Having completed the integration of the two companies with great effort and results, we are now proudly offering the complete ChyronHego portfolio of products and services to customers worldwide.

We believe that we are now well positioned and on the road to profitability for 2014. Our revenue line is growing year-over-year and we have changed the cost structure - a very important step in building value for shareholders and further opportunity for employees, many of whom are also shareholders. Our objectives are aligned: to make ChyronHego a true success.

In today's media landscape, live content is the big value driver. ChyronHego's products and services for the sports and news markets are designed for the live content creation environment. And an increase in video consumption is requiring more content creation - a demand that our world-class team is ready and eager to help our customers meet.

Moving forward, our talented development and engineering teams will continue to innovate powerful solutions using the combined ChyronHego technology. Our goal is to put the best products on the market to help our customers create, enhance and deliver more quality content to air.

In closing, we remain confident in the strength of ChyronHego's robust business model and it is our mission to protect and grow the value of your investment in ChyronHego over time.

I look forward to the future and I thank you for your confidence - let's make 2014 a ChyronHego win!

Yours sincerely,

Johan Apel
CEO

Special Note Regarding Forward-looking Statements
This letter contains "forward‐looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to: our belief that live content is and will continue to be valuable; and our belief that we will be successful in the marketplace. These forward‐looking statements are based on management's current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward‐looking statements. These risks and uncertainties include, but are not limited to, certain factors discussed under the heading "Risk Factors" contained in Item 1A in ChyronHego's Annual Report on Form 10‐K for the year ended December 31, 2013, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time. All information in this letter is as of the date of the letter, and ChyronHego undertakes no duty to update this information unless required by law.

| 5 Hub Drive, Melville, NY 11747 USA | www.chyronhego.com  | 631.845.2000 |

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2014.

CHYRONHEGO CORPORATION

CHYRONHEGO

CHYRONHEGO CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

M73036-P47233

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 24, 2014
Date: May 20, 2014 **Time:** 9:30 a.m. (Eastern)
Location: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT   SHAREHOLDER LETTER

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2014 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M73037-P47233

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01) Johan Apel
02) Susan Clark-Johnson
03) Peter F. Frey
04) Christopher R. Kelly
05) Roger L. Ogden
06) Henrik Sundberg
07) Michael C. Wheeler

The Board of Directors recommends you vote FOR Proposals 2 and 3:

2. To approve a proposed amendment to the Company's 2008 Long-Term Incentive Plan, to (1) reserve an additional 3,000,000 shares for issuance and (2) increase the limitation on the number of shares issuable to any individual in any fiscal year to 500,000.

3. To ratify the appointment of BDO USA LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement. The record date for the annual meeting is March 24, 2014. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. To vote now by Internet, go to www.proxyvote.com.

M73038-P47233

CHYRONHEGO

CHYRONHEGO CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73022-P47233 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CHYRONHEGO CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Johan Apel
02) Susan Clark-Johnson
03) Peter F. Frey
04) Christopher R. Kelly
05) Roger L. Ogden
06) Henrik Sundberg
07) Michael C. Wheeler

The Board of Directors recommends you vote FOR Proposals 2 and 3:

	For	Against	Abstain
2. To approve a proposed amendment to the Company's 2008 Long-Term Incentive Plan, to (1) reserve an additional 3,000,000 shares for issuance and (2) increase the limitation on the number of shares issuable to any individual in any fiscal year to 500,000.	☐	☐	☐
3. To ratify the appointment of BDO USA LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

MEETING ADMISSION REQUIREMENTS

If you plan on attending the annual meeting, you will need photo identification to enter the building for ChyronHego's annual meeting. Additionally, if the shares are not registered in your own name and you plan to vote the shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker's proxy card and bring it to the annual meeting in order to vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com.

M73023-P47233

CHYRONHEGO CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2014 9:30 a.m.

The shareholder(s) hereby appoint(s) Johan Apel and Roger L. Ogden, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ChyronHego Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:30 a.m., EDT on May 20, 2014, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side